    As filed with the Securities and Exchange Commission on January 26, 2001.
                                                  Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                 ---------------

                                  SAFEWAY INC.

             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                        94-3019135
(State or Other Jurisdiction of                         (I.R.S. Employer
Incorporation or Organization)                        Identification Number)

                            5918 Stoneridge Mall Road
                          Pleasanton, California 94588
                                 (925) 467-3000
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                                Robert A. Gordon
                     Senior Vice President, General Counsel,
                                  Safeway Inc.
                           5918 Stoneridge Mall Road
                          Pleasanton, California 94588
                                 (925) 467-3000
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent for Service)

                                 ---------------

                                   Copies to:
                                Tracy K. Edmonson
                                Latham & Watkins
                        505 Montgomery Street, Suite 1900
                         San Farncisco, California 94111
                                 (415) 391-0600

     Approximate Date of Commencement of Proposed Sale to the Public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-84201

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================

                                                                   Proposed maximum      Proposed maximum
    Title of each class of securities          Amount to be        offering price per         aggregate             Amount of
            to be registered                    registered                unit(1)         offering price(1)      registration fee

-----------------------------------------------------------------------------------------------------------------------------------

Debt Securities                                 $100,000,000               100%              $100,000,000             $25,000
===================================================================================================================================

(1) Estimated solely for the purpose of computing the amount of registration fee, which is calculated in accordance with Rule 457(o) promulgated under the Securities Act of 1933.

================================================================================

                                EXPLANATORY NOTE

     This registration statement is being filed with respect to the registration of an additional $100,000,000 of debt securities pursuant to Rule 462(b) of the Securities Act of 1933. In accordance with Rule 462(b), this registration statement incorporates by reference the contents of our registration statement on Form S-3 (File No. 333-84201) filed with the SEC on July 30, 1999, and which was declared effective by the SEC on August 10, 1999.

                                    EXHIBITS

      Exhibit
      Number                                  Description
      ------                                  -----------

        5.1        --    Opinion of Latham & Watkins (incorporated by
                         reference to Exhibit 5.1 to our registration
                         statement on Form S-3 (File No. 333-84201)).

       23.1        --    Independent Auditors' Consent.

       23.2        --    Consent of Counsel. Reference is made to Exhibit 5.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pleasanton, State of California, on January 25, 2001.


                                 SAFEWAY INC.

                                 By    /s/  Robert A. Gordon
                                   ---------------------------------------------
                                            Robert A. Gordon
                                          Senior Vice President
                                           and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by each of the following persons in the capacities and on the dates indicated:


                  /s/ STEVEN A. BURD                         Chief Executive Officer, (Principal Executive         January 25, 2001
-----------------------------------------------------        Officer) Chairman of the Board and President
                    Steven A. Burd


                 /s/ VASANT M. PRABHU                        Executive Vice President and Chief Financial          January 25, 2001
-----------------------------------------------------        Officer (Principal Financial and Accounting
                   Vasant M. Prabhu                                            Officer)


               /s/ JAMES H. GREENE, JR.                                        Director                            January 25, 2001
-----------------------------------------------------
                 James H. Greene, Jr.

                                                                               Director
-----------------------------------------------------
                     Paul Hazen


-----------------------------------------------------                          Director
                   Hector Ley Lopez

                                                                               Director
-----------------------------------------------------
                 Robert I. MacDonnell


                 /s/ PETER A. MAGOWAN                                          Director                            January 25, 2001
-----------------------------------------------------
                   Peter A. Magowan


                 /s/ GEORGE R. ROBERTS                                         Director                            January 25, 2001
-----------------------------------------------------
                   George R. Roberts


                 /s/ REBECCA A. STIRN                                          Director                            January 25, 2001
-----------------------------------------------------
                   Rebecca A. Stirn

                                                                               Director
-----------------------------------------------------
                  William Y. Tauscher


                                  EXHIBIT INDEX

      Exhibit
      Number                                  Description
      ------                                  -----------

        5.1        --    Opinion of Latham & Watkins (incorporated by
                         reference to Exhibit 5.1 to our registration
                         statement on Form S-3 (File No. 333-84201)).

       23.1        --    Independent Auditors' Consent.

       23.2        --    Consent of Counsel. Reference is made to Exhibit 5.1.


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